UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 20, 2006

Zone Mining Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-52086 (Commission File Number)	98-0446135 (IRS Employer Identification No.)

111 Presidential Blvd., Suite 165, Bala Cynwyd, PA 19004
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code (610) 771-0680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information provided in Item 1.02 is incorporated herein by this reference.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Merger Agreement and Trident Financing

On September 21, 2006, Zone Mining Limited (the "Company", "we" or "us") entered into an Agreement and Plan of Merger (the "Merger Agreement") with  ZM Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), Driveitaway, Inc., a Delaware corporation ("DIA"), and Stonewell Partners LLP, a United Kingdom limited liability partnership and the principal shareholder of DIA (the "Principal Shareholder"). Pursuant to the Merger Agreement, Merger Sub was to merge with and into DIA which was to survive as a wholly owned subsidiary of the Company (the "Merger").

On October 20, 2006, we entered into a letter agreement ("Letter Agreement") with Merger Sub, DIA and the Principal Shareholder, whereby we agreed to terminate the Merger Agreement. Our board of directors determined that the termination was in the best interests of the Company and our stockholders.

In connection with the termination, on October 20, 2006, we entered into a Termination and Assignment and Assumption Agreement (the "Termination Agreement") with Merger Sub, DIA and Trident Growth Fund, L.P., a Delaware limited partnership ("Trident"). Pursuant to the Termination Agreement, we amended and restated that certain promissory note dated September 21, 2006 (the "DIA Note") by and between us and DIA and simultaneously assigned our rights under the amended and restated DIA Note to Trident. In connection with the assignment, we entered into a mutual general release with DIA and the Principal Shareholder pursuant to which any and all claims between or among the parties, including those arising under the Merger Agreement, were released (the "Parent Release").

Under the Termination Agreement, each of: (i) the Securities Purchase Agreement by and between us and Trident (the "Purchase Agreement"), pursuant to which we issued to Trident a 12% Senior Secured Convertible Debenture in the principal amount of up to $1,000,000 (the "Debenture") and a warrant to purchase up to 500,000 shares of our common stock (the "Warrant"); (ii) the Security Agreement, dated as of September 21, 2006, made by us and Merger Sub in favor of Trident; and (iii) the Subordination Agreement, dated as of September 21, 2006, by and among us, DIA and Trident were terminated, and Trident delivered the Debenture and the Warrant to us for cancellation. We also entered into a mutual general release with Merger Sub and Trident pursuant to which any and all claims between or among the parties related to the financing provided by Trident under the Purchase Agreement and related documents were released (the "Trident Release").

In consideration of the foregoing, we issued to Trident a warrant to purchase 100,000 shares of our common stock (the "New Warrant"). The New Warrant is immediately exercisable at an exercise price equal to the lesser of $1.25 per share or the average price per share of our common stock sold in our next equity financing resulting in at least $1,000,000 of gross proceeds to us, contains standard and customary cashless exercise provisions, and terminates five years from the date of grant. The exercise price is subject to proportional adjustment for stock splits, combinations, recapitalizations and stock dividends, and contains provisions which prohibit the exercise into shares of our common stock if, as a result of such exercise, Trident would beneficially own more than 4.99% of our common stock.

We have agreed to register the public sale of the shares of common stock issuable upon exercise of the New Warrant (the "Trident Shares") by including such shares in any registration statement we file with the Securities and Exchange Commission (excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms). In the event that we fail to include the Trident Shares in any such registration statement, at the option of Trident, we will be required to pay to Trident $1,000 per day until the Trident Shares are registered.

The descriptions of the Merger Agreement, Letter Agreement, Termination Agreement, Purchase Agreement, New Warrant, Parent Release, and the Trident Release set forth herein are brief summaries of the material provisions of those agreements and instruments, are not complete, and are qualified in their entirety by reference to copies of such agreements and instruments filed as exhibits to this report and incorporated herein by this reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.02 is incorporated herein by this reference.

Under the Termination Agreement, we amended and restated the promissory note, dated September 21, 2006, made by DIA in favor of us (the "Amended DIA Note") to, among other things, extend the maturity date until September 21, 2007 and include various covenants. Concurrent with the execution of the Termination Agreement and Amended DIA Note on October 20, 2006, we assigned all of our right, title and interest in and to the Amended DIA Note to Trident.

The description of the Amended DIA Note set forth herein is a brief summary of the material provisions of that instrument, is not complete, and is qualified by its entirety by reference to a copy of such instrument filed as an exhibit to this report and incorporated herein by this reference.

Item 8.01	Other Events.

On October 24, 2006, we effected a reverse split of our common stock, $0.00001 par value per share, at a ratio of two-for-three, resulting in the stockholders receiving two shares of common stock for every three shares of common stock owned as of October 24, 2006, the record date. In accordance with applicable Nevada law, in connection with the reverse split, we correspondingly reduced the number of shares of common stock we are authorized to issue. After giving effect to the forgoing, there will be 8,666,667 issued and outstanding shares of common stock and 66,666,667 shares of common stock authorized for issuance.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Change filed pursuant to the Nevada Revised Statutes Section 78.209

10.1	Letter Agreement dated October 20, 2006 by and among Zone Mining Limited, ZM Acquisition Corp., Driveitaway, Inc. and Stonewell Partners LLP

10.2	Termination and Assignment and Assumption Agreement, dated October 20, 2006, by and among Zone Mining Limited, ZM Acquisition Corp., Driveitaway, Inc., and Trident Growth Fund, L.P.

10.3	Amended and Restated Promissory Note made by Driveitaway, Inc. in favor of Zone Mining Limited in the principal amount of $800,000.

10.4	General Release dated October 20, 2006 by and among Zone Mining Limited, ZM Acquisition Corp., Driveitaway, Inc., and Stonewell Partners LLP

10.5	Mutual General Release dated October 20, 2006 by and among Zone Mining Limited, ZM Acquisition Corp., and Trident Growth Fund, L.P.

10.6	Warrant issued by Zone Mining Limited to Trident Growth Fund, L.P., dated October 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zone Mining Limited

Date: October 26, 2006	By:	/s/ Stephen P. Harrington
Stephen P. Harrington Chief Executive Officer

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